Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 15 - RELATED PARTY TRANSACTIONS:

a.	During the years ended December 31, 2023, 2022 and 2021, the Company granted 300,750, 239,610 and 321,777 options, respectively, at a weighted average exercise price of $3.76, $6.28 and $1.04, respectively to several executive officers, and Board members of the Company. In addition, during the years ended December 31, 2023, and 2022, the Company granted 548,849 and 515,103 RSUs, respectively to several executive officers and Board members of the Company.

The fair value of the stock options that were granted during the year ended December 31, 2023, is $593 thousand, which is expected to be recognized over a 1-4-years vesting period, and the fair value of the RSUs granted during the year ended December 31, 2023, is $2,502 thousand, which is expected to be recognized over a 1-4-years vesting period.

b.	During the years ended as of December 31, 2023, and 2022, the Company paid to certain Board members of the Company (non-employee directors), a total amount of $401 thousand and $401 thousand, respectively.

c.	The Company’s Amended and Restated Articles of Association permit it to exculpate, indemnify and insure certain of its executive officers and Board members of the Company (as such term is defined under the Israeli Companies Law) to the fullest extent permitted by the Companies Law. The Company entered into agreements with certain executive officers and Board members of the Company, exculpating them from a breach of their duty of care to the Company to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from the closing of the Business Combination to the extent that these liabilities are not covered by insurance.

d.	In February 2020, the Company changed the employment terms of one of its executives, who is also a member of the Board of directors of the Company, into a fixed term employment of 5 years, ending in January 2025.

e.	On September 30, 2021, the vesting of 814,272 options of one of the Company’s executives were accelerated. The Company expensed $3,396 thousand in the general and administrative expenses due to such vesting acceleration.

f.	In respect of the execution of the Merger Agreement Closing and the listing as a public Company in the NYSE, certain of the Company’s executives received cash bonus in the amount of $1,545 thousand, that was expensed in the general and administrative expenses.

g.	As of December 31, 2023, and 2022, the Company accrued $0 and $532 respectively, for bonus payments to several executive officers.

h.	As of December 31, 2023, and 2022, the Company accrued $0 and $142 for services provided to PTK by its Sponsor in connection with the Merger.

i.	In August 2023, as part of a separation agreement (“the Agreement”), the Company changed the employment terms of one of its executives, including changes to the Executive’s options terms. Accordingly, during the year ended December 31,2023, the Company recorded an expense of $289 thousands with regard to the Agreement.